ZEVEX INTERNATIONAL, INC.

4314 South ZEVEX Park Lane

Salt Lake City, Utah 84123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE

HELD ON MAY 25, 2006

Dear Shareholders:

You are cordially invited to attend the 2006 Annual Meeting (the “Annual Meeting”) of the shareholders of ZEVEX International, Inc., (“ZEVEX”, or the “Corporation”). The Annual Meeting will be held on May 25, 2006, at ZEVEX’s corporate offices located at 4314 South ZEVEX Park Lane (670 West), Salt Lake City, Utah 84123, at 9:00 a.m., Mountain Daylight Time, to consider and vote on the following proposals:

1. To elect David J. McNally and Bradly Oldroyd as directors of ZEVEX, to each serve a three-year term and hold office until his successor is duly elected and qualified or his earlier resignation or removal;

2. To approve the amendment, substantially in the form attached hereto as Exhibit “A”, of the Certificate of Incorporation of the Corporation to increase the authorized number of shares of the Corporation;

3. To approve and ratify the 2006 Equity Incentive Plan, substantially in the form attached hereto as Exhibit “B” and

4. To ratify the appointment by the Board of Directors of Ernst & Young LLP, certified public accountants, as our independent registered public accounting firm for the year ended December 31, 2006;

5. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

These proposals are described in more detail in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 10, 2006, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the meeting.

By order of the Board of Directors

By /s/ Phillip L. McStotts

Phillip L. McStotts, Secretary

Dated: April 17, 2006

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage paid envelope. Please refer to the enclosed voting form for instructions. If you attend the meeting, you will, of course, have the right to vote in person.

ZEVEX INTERNATIONAL, INC.

4314 ZEVEX PARK LANE

SALT LAKE CITY, UTAH 84123

(801) 264-1001

PROXY STATEMENT

Our Board of Directors (“Board”) is soliciting proxies for our 2006 Annual Meeting of shareholders to be held at 9:00 a.m., local time on May 25, 2006, at our corporate offices located at 4314 ZEVEX Park Lane (670 West) Salt Lake City, Utah, 84123. This Proxy Statement contains important information for you to consider when voting on the proposals before the meeting. This Proxy Statement, the notice of Annual Meeting, proxy card and ZEVEX’s Annual Report on Form 10-K for the year ended December 31, 2005, are being mailed to our shareholders on or about April 17, 2005.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q:	Why am I receiving this Proxy Statement?

A: This Proxy Statement describes proposals on which we would like you, as a shareholder, to vote. It also gives you information on these proposals and certain other information about ZEVEX so that you can make an informed decision.

Q:	Who can vote at the Annual Meeting?

A: Shareholders who were shown on ZEVEX records as owning ZEVEX common stock at the end of business on April 10, 2006 (the record date for the meeting) may attend and vote at the Annual Meeting. There were 3,656,145 shares of ZEVEX common stock outstanding on April 10, 2005.

Q:	How many votes do I have?

A:Each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the shareholders.

Q:	What is the proxy card?

A: The proxy card enables you to appoint David McNally and Phillip McStotts as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. McNally and McStotts to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete and return your proxy card before the meeting date in case your plans change.

Q:	What am I voting on?

A:	You are being asked to vote on:

•	the election of two directors;

• to approve the amendment of the Certificate of Incorporation of the Corporation to increase the authorized number of shares of the Corporation;

•	ratification of the 2006 Equity Incentive Plan; and

•	ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm.

Later sections of this Proxy Statement give you more information on the nominees for election to our Board, our independent registered public accounting firm, the Amended Certificate of Incorporation of the Corporation, and the 2006 Equity Incentive Plan. We will also transact any other business that properly comes before the meeting.

Q:	How do I vote?

A:   You may vote either by attending the Annual Meeting and voting in person, or you may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

• as you instruct, and

• according to the best judgment of Messrs. McNally and McStotts if a proposal comes up for vote at the meeting that is not on the proxy card (our Board of Directors currently does not know of any matters to be considered at the Annual Meeting other than the proposals described above).

If you return a signed and dated proxy card but do not provide voting instructions, your shares will be voted:

• for the two named nominees for directors,

• to approve the amendment of the Certificate of Incorporation of the Corporation to increase the authorized number of shares of the Corporation,

• for ratification of the 2006 Equity Incentive Plan,

• for ratification of our selection of Ernst & Young LLP as our independent registered public accounting firm, and

• according to the best judgment of Messrs. McNally and McStotts if a proposal comes up for a vote at the meeting that is not on the proxy card.

If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. We will hand out written ballots at the meeting. However, if you hold your shares in street name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in “street name” means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in ZEVEX.

Q:	What does it mean if I receive more than one proxy card?

A:   It means that you may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:	What if I change my vote after I return my proxy?

A:   You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

• sending a written notice to the Secretary of ZEVEX (at the address shown on the cover page) stating that you would like to revoke your proxy of a particular date,

• signing another proxy with a later date and returning it before the polls close at the Annual Meeting, or

• attending the Annual Meeting and voting in person.

Q:	Will my shares be voted if I do not sign and return my proxy card?

A:   (1) If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under the NASDAQ rules to vote customers’ unvoted shares on some “routine” matters. The proposals to elect directors and ratify the appointment of our independent registered public accounting firm are routine matters. If you do not submit a proxy to vote your shares, your brokerage firm may either:

• vote your shares on routine matters, or

• leave your shares unvoted.

If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a “broker non-vote.” A brokerage firm cannot vote customers’ shares on non-routine matters without instructions from you. You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

(2) If your shares are in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the meeting.

Q:	How are votes counted?

A:	You may vote:

• either “for” each director nominee or “withhold” your vote from any one or more of the nominees;

• either “for,” “against,” or “abstain” to approve the amendment of the Certificate of Incorporation of the Corporation to increase the authorized number of shares of the Corporation;

• either “for,” “against,” or “abstain” on the ratification of the 2006 Equity Incentive Plan; and

• either “for,” “against,” or “abstain” on the selection of Ernst & Young LLP as our independent registered public          accounting firm.

Q:	How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

A:   To hold the Annual Meeting and conduct business, a majority of the ZEVEX outstanding shares entitled to vote as of April 10, 2006 must be present at the meeting. This is called a quorum. Shares are counted as present at the meeting if the shareholder either:

• is present in person at the meeting, or

• has properly submitted a proxy card.

Broker non-votes and other shares that are present but abstain or do not vote are counted for determining the presence of a quorum.

Q:	What will happen if a quorum is not obtained?

A:   If a quorum is not present, the officer presiding over the meeting may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present, shareholders will vote on the proposals described in this Proxy Statement. Messrs. McNally and

McStotts will vote in favor of any such proposed adjournments.

Q:	How many votes must the nominees have to be elected as directors?

A:   The two nominees receiving the highest number of “for” votes will be elected as directors, regardless of whether that number represents a majority of the votes cast. This number is called a plurality. Votes that are withheld will be excluded entirely from the vote.

Q:	What happens if nominees are unable to stand for re-election?

A:The Board may, by resolution, designate substitute nominees. If you have completed and returned your proxy, Messrs. McStotts and McNally can vote your shares for substitute nominees. They cannot vote for more than two nominees. Our Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

Q:	How many votes are required to approve other matters that may come before the shareholders at the meeting?

A:   In most circumstances, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve other matters that may come before the shareholders at the meeting. Certain matters specified in our Certificate of Incorporation and Delaware law, however, impose other voting requirements.

Q:	Is my vote kept confidential?

A:   Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:	Where do I find the voting results of the meeting?

A:   We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2006, which we expect to file with the Securities and Exchange Commission during August 2006.

Q:	How is ZEVEX conducting the solicitation of proxies?

A:   We will primarily solicit proxies by mail. In addition, our directors, officers, and regular employees may, without additional compensation, solicit proxies by telephone, email, facsimile, or personal interviews. We will also make arrangements with banks, brokerage firms, and others to forward solicitation materials to the beneficial owners of shares held by them. We will bear the total cost of all such solicitation efforts, including reimbursement of the expenses of brokers and other nominees.

Q:	Who should I contact if I have any questions?

A:   If you have any questions about the Annual Meeting or your ownership of common stock, please contact Phillip McStotts, Secretary, at the address or telephone number listed in the proxy.

PROPOSALS TO BE VOTED ON

1.	ELECTION OF DIRECTORS

Nominees for re-election this year as Class II directors, for a three-year term ending in 2009, are:

David J. McNally
Bradly Oldroyd

Each nominee is presently a ZEVEX director and has consented to serve a new three-year term. See the section below “Our Board of Directors” for information about these nominees and other aspects of our board of directors and management.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” each of the nominees listed above.

2. APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL AUTHORIZED NUMBER OF SHARES AND THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FOR ISSUANCE

The Board of Directors has approved the amendment of the Company's Certificate of Incorporation, as amended, (the "Certificate of Incorporation") to (i) increase the total authorized number of shares by 12,000,000 shares (from 12,000,000 to 24,000,000) and (ii) increase the authorized number of shares of common stock by 12,000,000 shares (from 10,000,000 to 22,000,000). The Board of Directors recommends that the Company's stockholders approve this amendment.

The Certificate of Incorporation currently authorizes the issuance of up to 12,000,000 shares of stock, of which 10,000,000 shares are designated as common stock, $0.001 par value per share, and 2,000,000 shares are designated as preferred stock, $0.001 par value per share. No shares of preferred stock are issued and outstanding. The proposed amendment, if adopted, will only increase the authorized number of shares of common stock and will not increase the authorized number of shares of preferred stock.

As of March 27, 2006, the Company had 3,656,145 shares of common stock outstanding. An additional 919,321 shares of common stock were reserved for future issuance under the Company's current stock option plans, of which 880,330 shares were subject to outstanding options and 38,991 shares were available for future grant. Upon the approval of Proposal 3 below, 1,000,000 shares will become available for issuance under the Company’s new 2006 Equity Incentive Plan (the “2006 Plan”). Consequently, an aggregate of 1,919,321 shares will be reserved for issuance pursuant to outstanding stock option grants (880,330) or available for future issuance under the 2006 Plan (1,038,991). As a result, as of March 27, 2006, after taking into account the 1,000,000-share increase described in Proposal 3 below, of the 22,000,000 authorized shares of common stock there will be 16,424,534 authorized shares of common stock remaining.

The Board of Directors believes that the authorized common stock remaining available is not sufficient to enable the Company to respond to potential business opportunities and to pursue important objectives that may be anticipated. By increasing the available authorized common stock, the Company would then have the flexibility to issue common stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends. Further, the Board of Directors believes the availability of additional shares of common stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. Without an increase in the shares of common stock authorized for issuance, the Company might not be able to conclude any such transactions in a timely fashion. Accordingly, the Board of Directors believes that it is in the Company's best interests to increase the authorized number of shares of common stock as described above.

The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. The Company does not have any present agreement, understanding, commitment or arrangement which would result in the issuance of the newly authorized common stock sought under this proposal. Upon issuance, such shares of common stock will have the same rights as the outstanding shares of common stock. Holders of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power.

The Board of Directors does not intend to issue any common stock except on terms which the Board deems to be in the best interests of the Company and its then-existing stockholders.

The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of common stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company's management. As of the date of this Proxy Statement, the Board of Directors is not aware of any attempt or plan to obtain control of the Company. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.

The text of the first sentence of the paragraph of Article IV of the Certificate of Incorporation, as it is proposed to be amended pursuant to this proposal, is as follows:

"The Corporation is authorized to issue two classes of shares to be designated, respectively, “Preferred Stock” and “Common Stock.” The number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000). The number of shares of Common Stock authorized to be issued is Twenty-Two Million (22,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share."

The affirmative vote of the holders of a majority of the Company's outstanding common stock is required to approve this proposal. If approved by the stockholders, the proposed amendment to the Company's Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which will occur as soon as reasonably practicable following such approval.

To be approved, Proposal 2, approval of the amendment of the Company's Certificate of Incorporation, as amended, must receive a "FOR" vote from the majority of the outstanding shares of the Company. Therefore, abstentions and broker non-votes will have the same effect as votes against this proposal.

Recommendation of the Board of Directors

Our Board of Directors Unanimously Recommends a vote “FOR” the amendment of the Certificate of Incorporation.

3.	APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

Shareholders are requested in this Proposal to consider and approve the ZEVEX 2006 Equity Incentive Plan (the “2006 Plan”) as a replacement for the Company’s 1999 Stock Option Plan (the “1999 Plan”) and the Company’s Amended 1993 Stock Option Plan (the “1993 Plan” and, together with the 1999 Plan, the “Old Plans”). The Board of Directors adopted, subject to shareholder approval, the 2006 Plan for non-employee directors, consultants and employees of the Company and its subsidiaries, effective March 22, 2006. No awards will be made under the 2006 Plan unless and until the 2006 Plan is approved by the Company’s shareholders. Upon approval of the 2006 Plan by the shareholders, the remaining 38,991 authorized but not yet issued or granted shares under the Old Plans will transfer to the 2006 Plan and no further awards will be made under the Old Plans. If the 2006 Plan is not approved by shareholders, the Old Plans will remain in effect.

The Board believes that the 2006 Plan will promote the success and enhance the value of the Company by:

•

closely associating the interests of management, employees and consultants of the Company, with the shareholders of the Company by reinforcing the relationship between participants’ rewards and shareholder gains;

•	providing management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;
•	maintaining competitive compensation levels;
•	providing an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business; and
•

discontinuing the grant of awards under the Company’s Old Plans, and providing, among other things, for issuance of non-statutory stock options, incentive stock options, restricted stock awards, stock appreciation rights, and other types of awards.

The 2006 Plan permits the Compensation Committee to grant various types of equity awards, including incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance units, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals. A summary of the principal provisions of the 2006 Plan is set forth below. The summary is qualified by reference to the full text of the 2006 Plan, which is attached as Exhibit B to this Proxy Statement.

Administration

The Compensation Committee of the Board of Directors will administer the 2006 Plan. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or employees who are “covered employees” within the meaning of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”). The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an “outside director” pursuant to Section 162(m).

The Compensation Committee will have the exclusive authority to administer the 2006 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

Persons eligible to participate in the 2006 Plan include non-employee members of the Board, consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

The maximum number of shares of common stock available for issuance under the 2006 Plan is 1,000,000 shares. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2006 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation may be used for grants under the 2006 Plan. Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2006 Plan. Notwithstanding the foregoing, no shares will become available (a) upon the cancellation of existing awards or any similar transactions following the tenth anniversary of shareholder approval of the 2006 Plan or (b) if the return of shares would require additional shareholder approval of the 2006

Plan pursuant to applicable rules of NASDAQ. The shares of common stock covered by the 2006 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

Awards

The 2006 Plan provides for the grant of incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2006 Plan.

Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2006 Plan. The option exercise price of all stock options granted pursuant to the 2006 Plan will be at least 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Exchange Act.

Restricted stock may be granted pursuant to the 2006 Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

A stock appreciation right (an “SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. Payments will be made by the Company in cash or common stock.

The other types of awards that may be granted under the 2006 Plan include performance shares, performance units, deferred stock, restricted stock units, and other stock-based awards.

Changes in Capital Structure

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2006 Plan, then the Compensation Committee may make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the 2006 Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards. In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2006 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2006 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards, (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future, (iv) provide for the acceleration of vesting or exercisability of the awards and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2006 Plan at any time; provided, however, that shareholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2006 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2006 Plan. In addition, without approval of the Company’s shareholders, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2006 Plan in connection with changes in the Company’s capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

In no event may an award be granted pursuant to the 2006 Plan on or after the tenth anniversary of the effectiveness of the Plan.

Securities Law

The 2006 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2006 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2006 Plan and options and other Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Federal Income Tax Consequences

The tax consequences of the 2006 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2006 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (an “NQSO”) under the 2006 Plan, but upon the exercise of an NQSO will recognize ordinary income, and the Company generally will be entitled to a deduction. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (an “ISO”); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of common stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of common stock.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock. A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) with respect to restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified retirement plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.” Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as “performance-based compensation” if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board and related to performance goals approved by the Company’s shareholders.

The 2006 Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as “performance-based compensation” under Section 162(m). In addition, in order to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the 2006 Plan allows the Compensation Committee to designate as “Section 162(m) Participants” employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m). The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more of the performance goals set forth in the 2006 Plan. The Company’s shareholders are also being asked in this proposal to approve the performance goals established in the 2006 Plan.

Performance Goals Under the 2006 Plan

General. As described above, the 2006 Plan contains performance goals that govern the grant of certain awards under the 2006 Plan. The Company is requesting that the shareholders approve the performance goals for the grant of certain awards under the 2006 Plan to comply with the requirements of Section 162(m) and regulations promulgated thereunder, as discussed above.

Eligible Employees. Restricted stock awards, deferred stock awards, performance awards, dividend equivalents and stock payments under the 2006 Plan are limited to Section 162(m) Participants who are selected by the Compensation Committee to participate. However, only such awards granted to such Section 162(m) Participants can qualify as performance-based compensation under Section 162(m).

Administration of Performance Goals. The Compensation Committee has discretion to determine if awards under the 2006 Plan are intended to qualify as performance-based compensation under Section 162(m) or not. If any awards other than options or SARs are so intended to qualify, then, within 90 days of the start of each performance period, the Compensation Committee (i) designates one or more Section 162(m) Participants, (ii) selects the performance goal or goals applicable to the designated performance period, (iii) establishes the various targets and bonus amounts which may be earned for such performance period and (iv) specifies the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such performance period. The Compensation Committee may designate, as the performance period for awards intended to be qualified performance-based compensation under the 2006 Plan, the Company’s fiscal year or any other fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)).

The performance goals used to determine the terms and conditions of awards intended to be qualified performance-based compensation under the 2006 Plan are based on any or all of the following business criteria with respect to the Company, any subsidiary or any division or operating unit: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation Committee), sales or revenue, net income (either before or after taxes), cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of the common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

Each business criterion will be determined in accordance with generally accepted accounting principles, or will be subject to such adjustments as the Compensation Committee may specify at the beginning of the performance period with respect to an award (other than an option or SAR) that is intended to qualify as qualified performance-based compensation.

The Compensation Committee must certify the attainment of the applicable performance target before a Section 162(m) award is paid under the 2006 Plan. In determining the amounts paid to any Section 162(m) Participant, the Compensation Committee has the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that it may deem relevant to the assessment of individual or corporate performance for the designated performance period.

New Plan Benefits

No awards will be granted under the 2006 Plan until it is approved by the Company’s shareholders. In addition, awards granted under the 2006 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2006 Plan or the benefits that would have been received by such participants if the 2006 Plan had been in effect in the year ended December 31, 2005.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to approve the 2006 Plan. Because abstentions and broker non-votes are not treated as shares cast, they will not have the effect of a negative vote with respect to approval of the 2006 Plan.

Recommendation of the Board of Directors re 2006 Equity Incentive Plan

Our Board of Directors unanimously recommends a vote “FOR” the approval of the ZEVEX 2006 Equity Incentive Plan.

4. RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to shareholder ratification, our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm to examine our financial statements for the year ending December 31, 2006. Ernst & Young LLP has served as our independent registered public accounting firm since 1997. Although ratification of the Audit Committee's selection of Ernst & Young LLP is not required under our bylaws or other legal requirements, we are submitting the appointment of Ernst & Young LLP to the shareholders as a matter of good corporate practice. If shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if shareholders ratify the selection of Ernst & Young LLP, the Audit Committee may appoint a different independent accounting firm if the Audit Committee determines it is in the best interests of ZEVEX and the shareholders to do so. We anticipate that a representative of Ernst & Young LLP will attend the meeting in order to respond to appropriate questions from shareholders and will have an opportunity to make a statement.

Audit Committee Independence

The Audit Committee has considered the role of Ernst & Young LLP in providing us with the services described above, and has concluded that those services are compatible with their independence from management and from ZEVEX.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the shareholders vote "FOR" ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm.

5.	OTHER BUSINESS

Our Board knows of no other business for consideration at the Annual Meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, Messrs. McNally and McStotts will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

OUR BOARD OF DIRECTORS

Pursuant to our Delaware Certificate of Incorporation and Bylaws, our Board of Directors has been divided into three classes, with only a single class subject to re-election each year. These three classes contain all seven of our directorships. Class II contains two directorships expiring at the annual meeting of shareholders in 2007, and Class III contains three directorships expiring at the annual meeting of shareholders in 2008. Class I contains two directorships expiring at this years Annual Meeting. At the Annual Meeting, shareholders are being asked to elect two individuals to serve as Class II directors until the 2009 annual meeting of shareholders and until their successors are duly elected and qualified or their earlier resignation or removal. Certain biographical information with respect to each of the directors, including the two nominees, is set forth below.

Current Nominees for Director

The names of the two nominees for Class I director, their ages, the number of years they have been directors of ZEVEX and their current positions with us are provided below.

Class II Directors: Nominees

Name	Age	Position	Years as Director
David J. McNally	44	Chief Executive Officer, President and Director	19
Bradly Oldroyd	48	Director	15

David J. McNally is one of our founders and has served as our Chief Executive Officer and President since September 2000. Mr. McNally also served as Chairman from September 2000 to January 2005. Prior to September 2000, Mr. McNally served as our Executive Vice President and as a director since our inception in 1986. He also serves as CEO and director of our wholly-owned subsidiary, ZEVEX Inc. Mr. McNally was an Ernst & Young Entrepreneur of the Year Finalist in 1998, and again in 1999. Prior to joining us, he was employed by EDO Corporation in Salt Lake City, Utah as a marketing manager from 1985 to 1987. From 1984 to 1985, Mr. McNally was employed by Physical Acoustics Corporation, a Princeton, New Jersey based manufacturer of acoustic testing systems, as its regional sales manager for the Southeastern United States. From 1983 to 1984, he was employed by Hercules, Inc., in Magna, Utah, as an advanced methods development engineer. Mr. McNally received a Bachelor of Science Degree in Mechanical Engineering from Lafayette College in 1983 and an Executive Master of Business Administration Degree from the University of Utah in 1992.

Bradly A. Oldroyd has been a director since October 1991. He is the founder and principal shareholder of Pinnacle Management Group, a Salt Lake City-based personnel services firm, serving as its President since 1986. Mr. Oldroyd is also the founder and CEO of TeamONE Food and Fuel Centers, a Salt Lake City-based petroleum and convenience goods retailer. He is also a member of the faculty of the University of Phoenix campus in Salt Lake City, where he teaches management and marketing courses in undergraduate and graduate programs. Mr. Oldroyd received a Bachelor of Science degree in Marketing from Utah State University in 1981 and a Master of Business Administration Degree from the University of Utah in 1982.

Class III Directors:

Name	Age	Position	Years as Director
Phillip L. McStotts	48	Chief Financial Officer, Secretary and Treasurer	19
David B. Kaysen	55	Director	5
Dan Robertson	59	Director	4

Phillip L. McStotts is one of our founders and has served as our CFO, Secretary, and Treasurer, and as a director since our inception. He also serves as a director, CFO, and Secretary and Treasurer of our wholly-owned subsidiary, of ZEVEX Inc. Mr. McStotts was an Ernst & Young Entrepreneur of the Year Finalist in 1998, and again in 1999. Mr. McStotts was a practicing CPA running his own professional corporation, Phillip L. McStotts, CPA P.C., from 1986 to 1992. Prior to starting his own firm, Mr. McStotts was employed from 1985 to 1986 as an accountant with the Salt Lake City firm of Chachas & Associates, where he was a tax manager. He has also worked in the tax departments of the regional accounting firms of Pearson, Del Prete & Company, and Petersen, Sorensen & Brough. Mr. McStotts received a Bachelor of Science Degree in Accounting from Westminster College in 1980, and received a Master of Business Administration Degree in Taxation from Golden Gate University in 1982.

David B. Kaysen has been a director since November 2000.  Mr. Kaysen has served since July 2005 as President, Chief Executive Office, and Director of Advanced Duplication Services, LLC which is a privately held replicator and duplicator of optical media such as CD's and DVD's.  From December 2002 until June 2005 he served as President, Chief Executive Officer, and Director of Diametrics Medical, Inc. a publicly traded (OTCBB: DMED.OB) manufacturer and marketer of critical care blood analysis systems that provide continuous diagnostic results at the point-of-care. From 1992 to 2002, Mr. Kaysen served as Chief Executive Officer, President, and director of Rehabilicare Inc., since renamed Compex Technologies, Inc. a publicly traded (NASDAQ: CMPX) manufacturer and marketer of electromedical rehabilitation and pain management products for clinician, home and industrial use.  From 1989 to 1992, Mr. Kaysen served as Executive Vice President for Emeritus, a company that developed and marketed clinical assessment software for the nursing home industry.  Mr. Kaysen also served as President and CEO of Surgidyne, Inc., which markets specialty medical and surgical products, from 1988 to 1989.  From 1986 to 1988, Mr. Kaysen was Vice President of Marketing for Red Line/XVIIIB Medimart, a medical product distributor.  Mr. Kaysen also served in various general management positions with American Hospital Supply Corporation from 1974 to 1986.  Mr. Kaysen currently serves as a director on the Board of American Telecare, Inc., a privately held company that markets home telemedicine products and Medical CV, Inc. a publicly traded (OTCBB: MDCVU)  manufacturer and marketer of mechanical heart valves.  Mr. Kaysen graduated with a Bachelor of Science Degree in Business Administration from the University of Minnesota in 1972.

Dan Robertson has been a director since April 2002. Mr. Robertson is a Managing Director of Insurance Offices of America, where he has been responsible for managing reinsurance relationships and risk sharing programs since 2001. Mr. Robertson is also a founder, President and Board Chairman of Southern Eagle Insurance Company, a Florida domiciled Casualty Insurer. Additionally, Mr. Robertson is a founding director of BioMotion Inc., a medical diagnostic company utilizing leading edge 3D-Motionprint technology for injury analysis and management. From 1997 to 2001, Mr. Robertson was Senior Vice President of Protegrity Services Inc., where he developed comprehensive insurance products and underwriting programs with national carriers and reinsurers. From 1992 to 1997, Mr. Robertson was President of Berkley Risk Managers, a full service risk management company within the W.R. Berkley Insurance Group. Prior to 1992, Mr. Robertson was Field Operations Vice-President in charge of CIGNA Corporation's network of workers compensation claim-management centers. Mr. Robertson graduated with a Bachelor of Science Degree in Psychology from Arizona State University in 1970.

Class I Directors

Name	Age	Position	Years as Director
John T. Lemley	62	Chairman	3
Richard L. Shanaman	70	Director	3

John T. Lemley has been Chairman since December 2004 and served as a director since February 2003. From 1999 to 2001 Mr. Lemley served as Executive Vice President and Chief Financial Officer of emWare Inc. a privately held supplier in the emerging market for device-networking solutions. From 1995 to 1999, Mr. Lemley served as Vice President and Chief Financial Officer of Evans & Sutherland Computer Corporation, a leading supplier of 3-D graphic technology for aerospace defense, simulation applications, and high performance NT workstation markets. From 1994 to 1995, Mr. Lemley served as Sr. Vice President and Chief Financial Officer of Megahertz Holding Corporation, a publicly traded manufacturer of data and fax modems for portable computer that was acquired by U.S. Robotics, Inc. in 1995. From 1990 to 1994, Mr. Lemley served as Vice President, Corporate Controller and Acting Chief Financial Officer for Medtronic, Inc. (NYSE: MDT) the world’s leading producer of medical devices. From 1973 to 1990, Mr. Lemley served in various financial management positions for Hewlett Packard Company. Mr. Lemley graduated with a Bachelor of Science Degree in Civil Engineering from the University of California, Berkeley in 1965, and an MBA in Finance from the University of Oregon in 1967.

Richard L. Shanaman, has been a director since February 2003. Mr. Shanaman is retired. From 1987 to 2003, Mr. Shanaman served as a Director of Lombard Investments, a San Francisco, California-based Private Equity fund with $1.2 billion under management. Mr. Shanaman is highly regarded in business circles throughout the Western United States as the founder of the first venture capital fund in Utah, Utah Ventures, where he served as both General and Limited Partner. From 1978 to 1983 Mr. Shanaman served as Vice-Chair, Chief Financial Officer and Treasurer of American Stores, a NYSE company, prior to its merger with Albertsons. Mr. Shanaman also currently serves as a director of Morgan Stanley Bank and Western Electronics, a tier III contract manufacturer. Mr. Shanaman graduated with a Bachelor of Science Degree in Economics from Dartmouth College in 1958, and a Degree in Credit and Finance Management from Stanford University in 1969.

CORPORATE GOVERNANCE

Our Charter of the Nominating/Corporate Governance Committee states that the committee shall be independent in accordance with the rules of the NASDAQ National Market, provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select candidates for all directorships to be filled by the Board of Directors, and determine whether members of the Board of Directors should stand for re-election. The nominees for director are such that immediately after the election of the nominees to the Board of Directors, a majority of all directors holding office will be Independent Directors. The Board has determined that all directors and nominees are Independent Directors, except for David J. McNally and Phillip L. McStotts. The independent directors periodically meet in executive session, without management, as part of the agenda for Board meetings. Mr. Lemley, an independent director and Chairman of the Board, chairs all executive session meetings of the directors.

Meetings of the Board of Directors and its Committees

The Board of Directors held eight (8) meetings during the last fiscal year. Each director attended at least 75% of the Board meetings held during the period for which he was a director in 2005. The Audit Committee held a total of five (5) meetings during 2005, the Compensation Committee each held two (2) meeting during 2005, and the Nominating/Corporate Governance Committee held one (1) meeting during 2005. Each member of these committees attended at least 75% of the meetings of those committees held during 2005.

Committees of the Board of Directors

Our Board of Directors has three committees, the Audit Committee, Nominating/Corporate Governance Committee, and the Compensation Committee.

Audit Committee. The members of our Audit Committee are Richard L. Shanaman, David B. Kaysen, and Bradly A. Oldroyd. The Audit Committee operates in accordance with an Audit Committee Charter, a copy of which is available on our website at www.zevex.com. The Audit Committee is authorized to review proposals of ZEVEX’s independent registered public accounting firm regarding annual audits, recommend the engagement or discharge of ZEVEX’s registered public accounting firm, review recommendations of such independent registered public accounting firm concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, review the scope of the annual audit, approve or disprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accounting firm, and review and discuss the audited financial statements with the independent registered public accounting firm. In the Audit Committee Charter, the Audit Committee has the sole authority to approve the non-audit services of the independent registered public accounting firm. Each of the members of the Audit Committee is independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the “NASD”) and as that term is used in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All Audit Committee members satisfy NASD Rule 4350(d)(2)(A) regarding fundamental understanding of financial statements. The Board of Directors has determined that Mr. Shanaman is the Audit Committee’s financial expert as defined in Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Exchange Act. The Board of Directors believes the cumulative financial sophistication and experience of the Audit Committee members allow the Committee to perform its role effectively, given the nature of the Company’s current activities. The Audit Committee held five (5) meetings during 2005. The Audit Committee approves all non-audit services by the independent registered public accounting firm.

Audit Committee Independence

Our Audit Committee has adopted a policy and procedures requiring the pre-approval of all non-audit (including tax) services performed by the independent registered public accounting firm in order to assure that these services do not impair the independent registered public accounting firm’s independence. Management must obtain the specific prior approval of the Audit Committee for each engagement of the independent registered public accounting firm to perform audit-related or non-audit services.

Any approval required under the policy must be given by the Audit Committee or by any member or members to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.

The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the proportion of the total fees payable to the independent registered public accounting firm in the period that is for non-audit services, would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.

All of the non-audit services rendered by Ernst & Young LLP with respect to the 2005 and 2004 fiscal years were pre-approved by the Audit Committee in accordance with this policy.

After reporting on these fees and services, Ernst & Young LLP informed the company that they are not aware of any relationship with the Company that, in their professional judgment, may reasonably be thought to bear on the independence of Ernst & Young LLP.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.zevex.com. The Nominating/Corporate Governance Committee of the Board of Directors is responsible for identifying and nominating candidates for membership on the Board of Directors and establishing governance policies for the Board and management. The members of our Nominating/Corporate Governance Committee are David B. Kaysen, Bradly A. Oldroyd, Dan Robertson, John T. Lemley, and Richard L. Shanaman. The Nominating/Corporate Governance Committee held one (1) meeting during 2005 as part of a regularly scheduled Board of Directors meeting.

The Nominating/Corporate Governance Committee may seek new nominees for election to the Board of Directors, when necessary, through a variety of channels, including the engagement of director search firms and less formal recommendations through business and personal contacts. Director search firms engaged by the Company would be paid a retainer fee to identify and screen candidates meeting specifications established by the Committee for a particular Board nominee search. Such specifications will change from one search to another based on the Committee’s determination of the needs of Board composition at the time a particular search is initiated.

The Nominating/Corporate Governance Committee will evaluate any candidate recommended for nomination as a director, whether proposed by a stockholder or identified through the Committee’s own search processes, about whom it is provided appropriate information. In evaluating a candidate, the Committee must, at a minimum, determine that the candidate is capable of discharging his or her fiduciary duties to the stockholders of the Company. The Committee will determine whether the particular nomination would be consistent with ZEVEX’s governance policies.

If a candidate is presented to the Nominating/Corporate Governance Committee at a time when it has established specifications for a particular Board search, the Committee will consider whether the candidate satisfies the established specifications. More generally, the Committee will consider a candidate’s skills, character, leadership experience, business experience and judgment, and familiarity with relevant industry, national and international issues in light of the backgrounds, skills, and characteristics of the current Board and the needs of the Company’s business. Finally, the Committee must consider whether a nominee (in conjunction with the existing Board members) will assist the Company in meeting the requirements of the Sarbanes Oxley Act of 2002, the rules of the Securities and Exchange Commission, the NASD listing standards, and the Internal Revenue Code regarding the independence, sophistication and skills of the members of the Board of Directors and the Audit, Compensation and Nominating/Corporate Governance Committees.

In order to recommend a candidate for consideration by the Nominating/Corporate Governance Committee, a stockholder must provide the Committee with the candidate’s name, background, and relationship with the proposing stockholder, a brief statement outlining the reasons the candidate would be an effective director of ZEVEX and information relevant to the considerations described above. Such information should be sent to the Nominating/Corporate Governance Committee of ZEXEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, Attn: Corporate Secretary. In order for a director candidate recommended by a shareholder to be considered for nomination for election as a director at the Company’s annual meeting of shareholders to be held in 2007, the recommendation must be received in accordance with the requirements for other shareholder proposals. See “Shareholder Proposals.” The Committee may request further information.

Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is also available on our website at www.zevex.com. The Compensation Committee has general supervisory power over, and the power to grant awards under, the Company’s equity compensation plans. In addition, the Compensation Committee recommends to the Board the compensation of the Company’s President and Chief Executive Officer, reviews and takes action on the recommendations of the President and Chief Executive Officer as to the compensation of the Company’s other officers and key personnel, approves the grants of any bonuses to officers and reviews other compensation matters generally. The Compensation Committee held two (2) meetings during 2005. The current members of the Compensation Committee are David B. Kaysen, Bradly A. Oldroyd, Richard Shanaman, and Dan Robertson. Each of the members of the Compensation Committee is independent under Rule 4200(a)(15) of the listing standards of the NASD and as that term is used in Section 10A(m)(3) of the Exchange Act.

Shareholder Communication with Directors

The Board of Directors has established a process by which interested shareholders may communicate with the Board as follows:

Any shareholder desiring to communicate with Board of Directors or one or more Directors may do so by sending a letter addressed to the Board or to any one or more Directors in and envelope clearly marked “shareholder communication” in care of:

Corporate Secretary
ZEVEX International, Inc.
4314 ZEVEX Park Lane
Salt Lake City, Utah 84123

The Office of the Corporate Secretary will receive the correspondence and forward to the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to ZEVEX International or its business, or is similarly inappropriate. The Office of the Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Other Corporate Governance Policies

Code of Ethics. The board of directors has adopted a Code of Ethics for its officers and directors (“Code of Ethics for Officers and Directors”). We also have adopted a Code of Ethics for our non-officer employees (“Code of Ethics for Non-Officer Employees”). The Code of Ethics for Officers and Directors, and the Code of Ethics for Non-Officer Employees meets the requirements of the Exchange Act and NASD. A copy of these Codes of Ethics can be found on our web site at www.zevex.com. Please note that none of the information on the Company’s website is incorporated by reference in this Proxy Statement.

Committee Authority to Retain Independent Advisors. Each of the Audit, Compensation, and Nominating/Corporate Governance Committee has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

Whistleblower Procedures. The Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. These procedures are available on the Company’s website at www.zevex.com.

Directors Attendance at Annual Meeting of Shareholders. The Board of Directors has established a policy that all directors shall make reasonable efforts to attend the Annual Meeting of the Company’s Shareholders. All Directors attended the Company’s annual meeting held in 2005.

EXECUTIVE OFFICERS

Our executive officers are:

Name	Position
David J. McNally	Chief Executive Officer and President
Phillip L. McStotts	Chief Financial Officer and Secretary/Treasurer

For the biographies of Messrs. McNally and McStotts, see “Our Board of Directors” above. Executive officers serve at the pleasure of the Board of Directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

We pay each director who is not an employee of ZEVEX or its subsidiary a director's fee of $5,000 per quarter, a Board meeting fee of $2,000 per in-person attended meeting, and a committee member fee of $2,000 per year for each committee on which the director serves, with the exception of the Audit Committee where a committee member fee is $3,000 per year. Additionally, the director who serves as the Audit Committee Chair receives an additional fee of $2,000 and the Compensation Committee Chair receives an additional fee of $1,000 annually. Each non-employee director is also granted 10,000 stock options upon first being elected to the board, in addition to being granted 10,000 stock options annually, while a member of the Board of Directors. Although we may also issue stock options to directors who are employees for their service as directors, these employee directors currently receive no additional compensation for serving as directors or for attending meetings of directors or shareholders.

In lieu of the Compensation of Directors detailed above, Mr. Lemley who serves as ZEVEX’s Chairman of the Board, is compensated at an hourly rate of $250 per hour for services rendered during the year. This amount is comprised of two elements (i) one-half cash, and (ii) and one-half stock, with an aggregate value of the stock, equal to the fair market value of the stock on the determination date designated by the Compensation Committee. In addition Mr. Lemley was granted 10,000 stock options upon first being elected to the board and is granted 10,000 stock options annually, while a member of the Board of Directors.

Compensation of Executive Officers

The following table sets forth for the years ended December 31, 2005, 2004 and 2003 certain compensation awarded, earned or paid by ZEVEX to its Chief Executive Officer and Chief Financial Officer of the Company who served in such capacities as of December 31, 2005 and who received in excess of $100,000 for services rendered to the Company (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long Term Compensation
	Annual Compensation				Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
				Other	Restricted	Securities		All
Name and				Annual	Stock	Underlying	LTIP	Other
Principal Position	Year	Salary	Bonus	Comp.	Awards	Options	Payouts	Comp.
David J. McNally	2005	$220,005	$0	0	0	10,000	0	$7,000(*)
Chief Executive Officer	2004	$200,022	$0	0	0	100,000	0	$6,500(*)
and President	2003	$203,639	$0	0	0	20,000	0	$5,118(*)

Phillip L. McStotts	2005	$194,418	$0	0	0	7,000	0	$7,000(*)
Chief Financial Officer	2004	$178,398	$0	0	0	80,000	0	$6,500(*)
Secretary/Treasurer	2003	$177,184	$0	0	0	20,000	0	$5,118(*)

(*) Represents the amount we paid as a contribution to the ZEVEX 401(k) Pension and Profit Sharing Plan on the officer's behalf.

The following table sets forth certain information relating to options granted in 2005 to named executive officers to purchase shares of our common stock under the ZEVEX Stock Option Plan.

OPTIONS GRANTS IN LAST FISCAL YEAR

Individual Grants					Potential Realizable Value
Percent Of
	Number Of	Total
	Securities	Options/
	Underlying	SARs
	Options/	Granted To			At Assumed Annual Rate
	SARs	Employees	Exercise Or		Of Stock Price Appreciation
	Granted	In Fiscal	Base Price	Expiration	For Option Term
Name	(#)	Year	($/Sh)	Date	5% ($)	10% ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
David J. McNally	10,000	4.24%	$12.83	12/14/2010	$52,231	$121,720
Phillip L. McStotts	7,000	2.97%	$12.83	12/14/2010	$36,562	$85,204

Effective December 14, 2005, the Compensation Committee approved the grant of Common Stock purchase options for 10,000 shares to Mr. McNally and for 7,000 shares to Mr. McStotts. The options vest over a period of three years. The options are exercisable at $12.83 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

The following table sets forth the options exercised during the year ended December 31, 2005 by each executive officer of ZEVEX and the value of options held by such persons at such year-end.

Number of	Value of
Underlying	Unexercised

Unexercised In-the-MoneyOptions atOptions at

	Shares		FY-End	FY-End
Name and	Acquired	Value	Exercisable/	Exercisable/
Principal Position	or Exercised	Realized	Unexercisable	Unexercisable

David J. McNally

Chief Executive Officer	20,000	$216,734	210,000/10,000	$1,728,500/$0

Phillip L. McStotts
Secretary/Treasurer	0	0	210,000/7,000	$1,749,800/$0

Of the unexercised options listed above for each of Messrs. McNally and McStotts, 30,000 were granted effective on January 8, 1999 and expire on January 7, 2009. The exercise price on such options is $5.00. Of the unexercised options listed above for each of Messrs. McNally and McStotts, 40,000 were granted effective on November 26, 2000 and expire on November 26, 2007. The exercise price on such options is $4.75. Of the unexercised options listed above for Mr. McNally, 30,000 were granted effective on January 17, 2002 and expire on January 17, 2009. The exercise price on such options is $3.15. Of the unexercised options listed above for Mr. McStotts, 40,000 were granted effective on January 17, 2002 and expire on January 17, 2009. The exercise price on such options is $3.15. Of the unexercised options listed above for Mr. McNally, 10,000 were granted effective on January 3, 2003 and expire on January 3, 2010. The exercise price on such options is $1.90. Of the unexercised options listed above for Mr. McStotts, 20,000 were granted effective on January 3, 2003 and expire on January 3, 2010. The exercise price on such options is $1.90. Of the unexercised options listed above for Mr. McNally, 100,000 were granted effective on February 6, 2004 and expire on February 6, 2011. The exercise price on such options is $3.59. Of the unexercised options listed above for Mr. McStotts, 80,000 were granted effective on February 6, 2004 and expire on February 6, 2011. The exercise price on such options is $3.59. Of the unexercised options listed above for Mr. McNally, 10,000 were granted effective on December 14, 2005 and expire on December 14, 2010. The exercise price on such options is $12.83. Of the unexercised options listed above for Mr. McStotts, 7,000 were granted effective on December 14, 2005 and expire on December 14, 2010. The exercise price on such options is $12.83. Also, on December 14, 2005, the Company accelerated vesting of all unvested options to purchase shares of common stock that are held by Messrs. McNally and McStotts granted prior to June 1, 2004, which have an exercise price per share ranging from $1.90 to $5.00. Options to purchase approximately 222,500 shares of common stock were subject to this acceleration. The exercise prices and number of shares subject to the accelerated options were unchanged. The acceleration and the immediate vesting was effective December 14, 2005. The acceleration and the immediate vesting of these options was undertaken to eliminate the future compensation expense of approximately $148,000 that the Company would have otherwise recognized under SFAS 123R in its future consolidated statements of operations. The value of the unexercised options was determined by reference to the closing sales price for ZEVEX’s Common Stock on the NASDAQ Stock Market as of December 31, 2005, which was $12.10.

TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL ARRANGEMENTS

We do not have any employment agreements with our executive officers. We have entered into Executive Severance Package Agreements with Messrs. McNally and McStotts that provide for certain benefits to be paid to them under circumstances following a “change-in-control” (as defined by the Executive Severance Package Agreement). In the event that ZEVEX experiences a change-in-control and the executive is terminated without “cause”, or if he is “constructively terminated” within eighteen months following a change-in-control, or a relocation of the executive’s principal office of more than 50 miles is required, the executive will receive the following benefits:

(a)

Mr. McNally: (i) a severance payment equal to 24 months of his current salary and annual bonus; (ii) the full acceleration of the vesting of his options; (iii) in the event that the severance triggers a non-deductible excise tax under Section 280G of the Internal Revenue Code, the severance shall be reduced to a level that will not trigger the excise tax; and (iv) one-third of the severance is future compensation for a non-compete obligation.

(b)

Mr. McStotts: (i) a severance payment equal to 18 months of his current salary and annual bonus; (ii) the full acceleration of the vesting of his options; (iii) in the event that the severance triggers a non-deductible excise tax under Section 280G of the Internal Revenue Code, the severance shall be reduced to a level that will not trigger the excise tax; and (iv) one-third of the severance is future compensation for a non-compete obligation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of our Board are Bradly A. Oldroyd, David B. Kaysen, Richard Shanaman, and Dan Robertson. No member of our Board’s Compensation Committee is or was formerly an officer or an employee of ZEVEX. No interlocking relationship exists between our Board and its Compensation Committee and the board of directors or compensation committee of any other company during 2005.

REPORT OF THE COMPENSATION COMMITTEE

Our Compensation Committee has provided the following report on the compensation of the executive officers including our Chief Executive Officer and the relationship of our performance to executive compensation.

Compensation Committee Report

The Compensation Committee of the Board of Directors reviews and approves salaries, bonuses, and other benefits payable to our officers. The Compensation Committee is composed of Mr. Bradly A. Oldroyd, Mr. David B. Kaysen, Mr. Richard L. Shanaman and Mr. Dan Robertson, all independent, non-employee directors.

The goals of the Compensation Committee in establishing compensation for executive officers are to align executive compensation with business objectives and performance and to enable us to attract, retain and reward executive officers who contribute to the long-term success of ZEVEX. The compensation policies and programs utilized by the Compensation Committee and endorsed by the Board of Directors generally consist of the following:

i.	Recommending executive officer total compensation in relation to ZEVEX’s performance;
ii.	Providing a competitive compensation program in order to attract, motivate and retain qualified personnel;
iii.	Providing a management tool for focusing and directing the energies of the ZEVEX’s executives toward achieving individual and corporate objectives; and
iv.	Providing long-term incentive compensation in the form of annual stock option awards and performance-based stock option awards to link individual success to that of ZEVEX.

Our executive compensation consists of three components: base salary, annual incentive compensation in the form of cash bonuses and stock options, each of which is intended to complement the others and, together, to satisfy ZEVEX’s compensation objectives. The Compensation Committee’s policies with respect to each of the three components are discussed below:

Base Salary. The Compensation Committee considers several factors in determining base salaries for our two executive officers, including industry averages for comparative positions, responsibilities of the executive officers, length of service with ZEVEX, and corporate and individual performance. Such factors are applied by the Compensation Committee on a subjective basis and without application of set criteria. The industry averages are derived from ZEVEX’s peer group, as well as wage surveys based on regional and local companies of similar size and employee base. Also, the Compensation Committee believes that ZEVEX’s most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Thus, the industry averages used by the Committee are not entirely derived from the same peer group as used in the Comparison of Five Year Cumulative Total Return graph included in this Proxy Statement.

Cash Bonuses. Cash bonuses paid to our two executive officers are based on performance objectives against the Company’s goals that are established at the beginning of the year. These goals include financial goals based on objective standards such as annual percentage revenue growth and annual percentage net income growth, as well as non-financial strategic goals that improve the longer-term capabilities of the Company. In 2006, Mr. McNally was awarded a cash bonus for the 2005 fiscal year for specific financial or non-financial objectives for performance in the amount of $89,696. In 2006, Mr. McStotts was awarded a cash bonus for the 2005 fiscal year for specific financial or non-financial objectives for performance in the amount of $49,753.

Stock Options. Stock options provide additional incentives to our two executive officers to maximize long-term shareholder value. The options that have been granted vest over a defined period to encourage these officers to continue their employment with ZEVEX. ZEVEX also grants stock options to employees, commensurate with their potential contributions to ZEVEX. Such factors are applied on a subjective basis by the Compensation Committee and without use of specific objectives or formulas. Mr. McNally was granted 10,000 stock options effective December 14, 2005 that expire on December 14, 2010. The exercise price on such options is $12.83. Mr. McStotts was granted 7,000 stock options effective December 14, 2005 that expire on December 14, 2010. The exercise price on such options is $12.83.

Chief Executive Officer Compensation. David J. McNally has been the Chief Executive Officer of ZEVEX since September 1, 2000. For fiscal year 2005, Mr. McNally received base salary compensation consisting of a salary of $220,005, based upon industry averages for comparative positions, responsibilities, length of service and corporate and individual performance, and was granted 10,000 stock options effective December 14, 2005.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended. Section 162(m) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal year 2005.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Bradly A. Oldroyd, Compensation Committee Chair

David B. Kaysen, Compensation Committee Member

Dan Robertson, Compensation Committee Member

Richard L. Shanaman Committee Member

REPORT OF THE AUDIT COMMITTEE

The following report describes the activities of our Audit Committee with respect to its oversight of our financial reporting and auditing process. The report shall not be deemed to be “filed” as part of this Proxy Statement of any future report that we may file with the Securities and Exchange Commission for the purpose of any liability with respect thereto.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to U.S. generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. In addition, the Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence. In addition, the Audit Committee regularly meets with the independent registered public accounting firm with and without management present, to discuss the results of their examinations, as well as independently with the Company’s corporate controller to discuss the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Richard L. Shanaman, Audit Committee Chair

David B. Kaysen, Audit Committee Member

Bradly A. Oldroyd, Audit Committee Member

INDEPENDENT PUBLIC ACCOUNTANT

During 2005 and 2004, Ernst & Young LLP audited the Company’s annual consolidated financial statements, reviewed the Company’s quarterly consolidated financial statements, and also provided other audit services to us in connection with Securities and Exchange Commission filings, and various tax related services. We anticipate that a representative of Ernst & Young LLP will attend but not make a statement at the Annual Meeting, but will respond to appropriate questions from shareholders.

A summary of these fees is set forth in the following table.

Fees Paid to our Independent Registered Public Accounting Firm

Service provided	2005	2004
Audit fees	$144,654	$137,502
Audit-related fees	3,375	0
Tax fees	0	4,715
All other fees	0	0

In accordance with our Audit Committee Charter, the Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to us by our independent registered public accounting firm (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee the extent of services provided by the independent registered public accounting firm and the fees associated with these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of ZEVEX’s Common Stock (par value $0.001) as of March 17, 2006, by (i) each person (or group of affiliated persons) known to us to beneficially own more than 5% of the outstanding shares of ZEVEX’s Common Stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. As of such date, we had a total of 3,596,912 shares of Common Stock outstanding. Unless indicated otherwise, the address for each officer, director and 5% shareholder is c/o ZEVEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123.

Name	Number of Shares Owned	Percent Of Class(1)
David J. McNally(2)	432,198	11.2%
Phillip L. McStotts (3)	326,400	8.5%
Wedbush, Inc.(4)	321,699	8.8%
Perritt Capital Management, Inc. (5)	220,709	6.0%
John T. Lemley(6)	70,177	1.9%
Bradly A. Oldroyd(7)	54,000	1.5%
Richard L. Shanaman(8)	42,022	1.1%
David B. Kaysen(9)	37,580	1.0%
Dan M. Robertson(10)	22,500	*
All Officers and Directors As a Group (2) (3) (6) (7) (8) (9) (10)	984,877	23.6%
*Less than 1%

(1) For purposes of the table, "beneficial ownership" includes stock that a shareholder has the right to acquire pursuant to options or rights of conversion within 60 days of March 17, 2006. The percentage ownership for each shareholder is calculated assuming that all the stock that could be so acquired by that shareholder within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares. Except as indicated otherwise below, the shareholder named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

(2) Chief Executive Officer, President and Director. Includes 232,198 shares of Common Stock held directly, 190,000 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are currently exercisable or will become exercisable within 60 days, and 10,000 shares held by Mr. McNally as custodian for his children. Excludes 10,00 shares of Common Stock issuable upon exercise of options held by Mr. McNally that are not currently exercisable and will not become exercisable within 60 days.

(3) Chief Financial Officer, Secretary, Treasurer, and director. Includes 141,400 shares of Common Stock held directly and 185,000 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are currently exercisable or will become exercisable within 60 days. Excludes 7,000 shares of Common Stock issuable upon exercise of options held by Mr. McStotts that are not currently exercisable and will not become exercisable within 60 days. Excludes 4,000 shares of Common Stock held by Mr. McStotts’ child. Mr. McStotts disclaims any beneficial ownership of these securities.

(4) This information is based on Schedule 13G filed January 28, 2006, with the SEC by Wedbush, Inc., a California Corporation, and certain of its affiliates. Includes 167,955 of such shares of Common Stock held by Wedbush, Inc., 67,250 shares of Common Stock held by Edward W. Wedbush, and 29,704 shares of Common Stock held by Wedbush Morgan Securities, Inc. Edward W. Wedbush is the Chairman of Wedbush, Inc. and owns a majority of the outstanding shares of Wedbush, Inc. Edward W. Wedbush is the President of Wedbush Morgan Securities, Inc. Wedbush, Inc. owns a majority of the outstanding shares of Wedbush Morgan Securities, Inc. Accordingly, Edward W. Wedbush may be deemed the beneficial owner of the ZEVEX Common Stock owned by Wedbush, Inc. However, beneficial ownership of the ZEVEX Common Stock is disclaimed by Edward W. Wedbush.

(5) This information is based on Schedule 13G filed February 13, 2006, with the SEC by (i) Perritt Capital Management, Inc. an investment advisor, an Illinois Corporation, (ii) Perritt MicroCap Opportunities Fund, Inc., an investment company, a Maryland Corporation, (ii) Perritt Funds, Inc., an investment company, a Maryland Corporation. Perritt Capital Management, Inc., Perritt MicroCap Opportunities Fund, Inc., and Perritt Funds, Inc., are beneficial holders, in the aggregate, of 220,709 shares of common stock of ZEVEX, or approximately 6.4% of the total number of shares of common stock outstanding.

(6) Chairman of the Board. Includes 30,177 shares of Common Stock held directly and 40,000 shares of Common Stock issuable upon exercise of options held by Mr. Lemley that are currently exercisable or will become exercisable within 60 days. Excludes 800 shares of Common Stock held by Mr. Lemley’s wife. Mr. Lemley disclaims any beneficial ownership of these securities.

(7) Director. Includes 54,000 shares of Common Stock issuable upon exercise of options held by Mr. Oldroyd that are currently exercisable or will become exercisable within 60 days.

(8) Director. Includes 2,022 shares of Common Stock held directly and 40,000 shares of Common Stock issuable upon exercise of options held by Mr. Shanaman that are currently exercisable or will become exercisable within 60 days.

(9) Director. Includes 37,580 shares of Common Stock issuable upon exercise of options held by Mr. Kaysen that are currently exercisable or will become exercisable within 60 days.

(10) Director. Includes 22,500 shares of Common Stock issuable upon exercise of options held by Mr. Robertson that are currently exercisable or will become exercisable within 60 days.

Equity Compensation Plan Information

The following table lists information for equity compensation plans approved and not approved by security holders.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	880,330	$4.89	38,991
Equity compensation plans pending approval by security holders	0	0	1,000,000
Equity compensation plans not approved by security holders	0	0	0
Total	880,330	$4.89	1,038,991

COMPANY STOCK PRICE PERFORMANCE

The following graph shows a comparison of the cumulative total shareholder return on ZEVEX’s Common Stock over the past five fiscal years with the cumulative total return of the Russell 2000 Stock Index and a composite peer group index comprised of publicly traded companies, weighted by equity capitalization, selected by the Company for inclusion in the Company’s proxy statement. The Company has selected the Peer Group as being reflective of the Company’s current business activities. ZEVEX’s Peer Group consists of Misonix Inc., Utah Medical Products, Inc., Iomed Inc., Sonic Innovations, Inc., Atrion Corporation, ICU Medical, Inc., and IFlow Corporation. The graph assumes $100 is invested in ZEVEX’s Common Stock and in each of the two indices at the closing market quotation on December 31, 1999 and that dividends are reinvested.

	2000	2001	2002	2003	2004	2005

Russell 2000	100	101	79	115	135	139
Peer Group	100	155	121	179	172	225
ZEVEX	100	68	46	96	104	293

The stock price performance graphs depicted above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

OTHER INFORMATION

Certain Relationships and Related Transactions

In the last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which ZEVEX was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Section 16(a) Beneficial Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers, and 10% shareholders to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during 2005 all directors, executive officers, and 10% shareholders complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

Shareholder Proposals

We anticipate that the 2007 Annual Meeting of Shareholders (“2007 Annual Meeting”) will be held in May 2007. In order for a shareholder’s proposal to be considered for inclusion in our proxy materials for the 2007 Annual Meeting, the proposal must be received by our Secretary, Phillip L. McStotts, 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123, no later than February 17, 2007, and must otherwise comply with the requirements of Securities and Exchange Commission Rule 14a-8.

Proposals of shareholders submitted for consideration at the ZEVEX 2006 Annual Meeting (other than those submitted for inclusion in our proxy material pursuant to Rule 14a-8) must be delivered to our Secretary no later than 30 days prior to the date of the 2006 Annual Meeting which is anticipated to be held in May 2006. If notice of a shareholder’s proposal is not given by that date, our Proxy Holders may exercise discretionary voting authority to vote on any proposal when and if it is raised at the 2006 Annual Meeting.

Additional Information

A copy of our Annual Report (in the form of our Form 10-K) accompanies this proxy statement. We will provide copies of the exhibits to the Form 10-K for a nominal fee upon request. We are subject to the informational requirements of Section 15(d) of the Securities Exchange Act of 1934, Commission File No. 001-12965, and in accordance therewith file reports on Forms 10-Q, 10-K, and 8-K with the Securities and Exchange Commission. Such reports and other information can be inspected, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549, at prescribed rates. Copies can also be obtained by searching the “EDGAR Archives” for our name on the Commission’s web page at http://www.sec.gov.

By order of the Board of Directors,

David J. McNally

Chief Executive Officer

Appendix A

PROXY

ZEVEX INTERNATIONAL, INC.

4314 ZEVEX Park Lane, Salt Lake City, Utah 84123

Annual Meeting of Shareholders, May 25, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder of ZEVEX International, Inc., a Delaware corporation (“ZEVEX”), hereby appoints David J. McNally and Phillip L. McStotts as Proxy Holders, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of ZEVEX held of record by the undersigned on April 10, 2006 (the record date), at the Annual Meeting of Shareholders to be held on May 25, 2006 or at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

1.	ELECTION OF DIRECTORS

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked to the contrary below)	to vote for all nominees listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

David J. McNally	Bradly Oldroyd

2.      PROPOSAL TO APPROVE THAT THE CERTIFICATE OF INCORPORATION OF THE CORPORATION BE AMENDED TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE CORPORATION

FOR	AGAINST	ABSTAIN

3.	PROPOSAL TO APPROVE AND RATIFY THE 2006 EQUITY INCENTIVE PLAN

FOR	AGAINST	ABSTAIN

4.      PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006

FOR	AGAINST	ABSTAIN

5.	IN THEIR DISCRETION, Proxy Holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS II DIRECTORS; (2) THE APPROVAL THAT THE CERTIFICATE OF INCORPORATION OF THE CORPORATION BE AMENDED TO INCREASE THE AUTHORIZED SHARES OF THE CORPORATION; (3) THE APPROVAL AND RATIFCATION OF THE 2006 EQUITY INCENTIVE PLAN

(4) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Please sign exactly as your name appears on the records of ZEVEX’s transfer agent. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, the President or other authorized officer must sign in the full corporate name. If a partnership, an authorized person must sign in the partnership name.

Please mark, sign, date, and return this Proxy promptly. By signing below, the undersigned also acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 17, 2006, accompanying this Proxy.

Dated: _____________________________________________

____________________________________________
Signature (if held by
an individual)
_____________________	______________________________
Print Name	Name of Entity Shareholder (if
not held by an individual)
_____________________	______________________________
Signature (if held	Signature of Authorized Signer
jointly)	of Entity
_____________________	______________________________
Print Name	Title of Authorized Signer

RETURN PROXY TO: ZEVEX International, Inc., 4314 ZEVEX Park Lane, Salt Lake City, Utah 84123

Exhibit A

Certificate of Amendment

ZEVEX INTERNATIONAL, INC.

4314 ZEVEX Park Lane, Salt Lake City, Utah 84123

Annual Meeting of Shareholders, May 25, 2006

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

ZEVEX INTERNATIONAL CORPORATION

ZEVEX International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be further amended by changing Article IV thereof so that, as amended, said Article IV shall be and read as follows:

“ARTICLE IV. CAPITAL STOCK

(a)       General. The Corporation is authorized to issue two classes of shares to be designated, respectively, “Preferred Stock” and “Common Stock.” The number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000). The number of shares of Common Stock authorized to be issued is Twenty-Two Million (22,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

(b)       Provisions Relating to the Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder’s name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

(c)       Provisions Relating to the Preferred Stock. The Board of Directors (the “Board”) is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in accordance with Sections 102(a) and 151(a) of the General Corporation Law of Delaware, in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, at the annual meeting of the stockholders of the Corporation, which was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by the General Corporation Law of the State of Delaware were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed as the

day of	, 2006.

ZEVEX International, Inc.

By:________________________

Name:________________________

Title:________________________

2

Exhibit B

2006 Equity Incentive Plan

ZEVEX INTERNATIONAL, INC.

4314 ZEVEX Park Lane, Salt Lake City, Utah 84123

Annual Meeting of Shareholders, May 25, 2006

ZEVEX INTERNATIONAL, INC.

2006 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purposes of the ZEVEX International, Inc. 2006 Equity Incentive Plan (the “Plan”) are to:

(1)     Closely associate the interests of management, employees, directors and consultants of ZEVEX International, Inc., a Delaware corporation (the “Company”), with the shareholders of the Company by reinforcing the relationship between participants’ rewards and shareholder gains;

(2)     Provide management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

(3)	Maintain competitive compensation levels; and

(4)     Provide an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2    “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

2.3	“Board” means the Board of Directors of the Company.

2.4    “Change in Control” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than thirty percent (30%) of the voting rights or equity interests in the Company; (ii) a replacement, during a 24-month period, of more than one-half of the members of the Board that is not approved by those individuals who are members of the Board on the date hereof (or other directors previously approved by such individuals); (iii) consummation of a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least one-half of the voting rights and equity interests of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or equity interests in the Company; or (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

2.5	“Code” means the Internal Revenue Code of 1986, as amended.
2.6	“Committee” means the committee of the Board described in Article 12.
2.7	“Consultant” means any consultant or adviser if:
(a) The consultant or adviser renders bona fide services to the Company;

(b)    The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)     The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.8    “Covered Employee” means an Employee who is, or may be, as determined by the Committee, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.9    “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

2.10  “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.11  “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.12	“Effective Date” shall have the meaning set forth in Section 13.1.

2.13  “Eligible Individual” means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.

2.14  “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.15	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16  “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common

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Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith. Ron to Change

2.17  “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.18	“Independent Director” means a member of the Board who is not an Employee of the Company.

2.19  “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

2.20	“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.21  “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.22  “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

2.23  “Participant” means any Eligible Individual who, as a member of the Board or Employee or Consultant, has been granted an Award pursuant to the Plan.

2.24  “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.25   “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.26  “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.27  “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

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2.28  “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.29  “Performance Unit” means a right granted to a Participant pursuant to Article 8, to receive units of value, including dollar value of shares of Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30  “Plan” means this ZEVEX International, Inc. 2006 Equity Incentive Plan, as it may be amended from time to time.

2.31  “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.32  “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

2.33	“Restricted Stock Unit” means an Award granted pursuant to Section 8.6.
2.34	“Section 409A Award” shall have the meaning set forth in Section 15.1.
2.35	“Securities Act” shall mean the Securities Act of 1933, as amended.

2.36  “Stock” means the common stock of the Company, $0.001 par value per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

2.37  “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.38  “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

2.39  “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1	Number of Shares.

(a)     Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued, transferred or reserved for issuance pursuant to Awards under the Plan shall be one million (1,000,000) shares. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in this Section 3.1(a). Shares of stock that may be issued upon exercise of Options under the Plan shall be authorized and unissued or treasury shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”). In the absence of an effective registration statement under the Securities Act of 1933 (the “Act”), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

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(b)    To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

3.2    Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3    Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, (a) the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be 100,000 shares, and (b) the maximum dollar value payable to any one Participant during a one-year period with respect to awards of Performance Units shall be $500,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1    Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2    Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

4.3    Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

ARTICLE 5

STOCK OPTIONS

5.1    General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)     Exercise Price. The exercise price per share of Stock subject to an Option shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant.

(b)    Time and Conditions of Exercise. Each Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of the option grant and ending not later than ten years after the date of such grant (the “Option Term”), unless the Committee specifies otherwise. In no event, however, shall the Option Term extend beyond ten years after the date of the grant. No Option shall be exercisable after the expiration of the Option Term. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

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(c)     Payment The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall preclude the imputation of interest under the Code, (iii) shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option by means of a personal loan or other credit extended by the Company or in any other method which would violate Section 13(k) of the Exchange Act.

(d)    Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include the number of shares of Common Stock subject to the Option, the exercise date, the Option Term, and such additional provisions as may be specified by the Committee.

5.2    Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained Section 13.2 and this Section 5.2.

(a)     Eligibility. The Committee may grant one or more Incentive Stock Options to employees of the Company or any “subsidiary corporation” thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

(b)    Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year.

(c)     Ten Percent Owners. The Committee may determine to grant an Incentive Stock Option to an employee who is also an individual who owns, at the date of grant, directly or indirectly according to the stock ownership attribution rules of Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company. However, the exercise price of such Option granted shall not be less than 110% of Fair Market Value on the date of grant. Furthermore, the Option may be exercisable for no more than five years from the date of grant.

(d)    Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant. In order to obtain the favorable tax treatment available for Incentive Stock Options under Section 422 of the Code, the Optionee is prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of grant of the Incentive Stock Option, or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee’s exercise of such Incentive Stock Option. Should Optionee choose to make a premature disposition of such underlying Common Stock contrary to such restrictions, the Options related to such Common Stock shall be treated as Non-Qualified Stock Options pursuant to the terms of the Plan.

(e)     Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

5.3    Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section

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7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

5.4    Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options by a Participant may be permitted through the use of such an automated system.

5.5    Granting of Options to Independent Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

(a)     Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

(b)    Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

(c)     Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1    Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3    Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4    Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

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ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1    Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2	Coupled Stock Appreciation Rights.

(a)     A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable, provided, however, that the exercise price for any CSAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the CSAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b)    A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)     A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3	Independent Stock Appreciation Rights.

(a)     An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b)    An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4	Payment and Limitations on Exercise.

(a)     Subject to Section 7.4(b) and (c), payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b)    To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock

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Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

(c)     To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of any applicable provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1    Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2    Performance Units. Any Participant selected by the Committee may be granted one or more Performance Unit awards which shall be denominated in units of value, including dollar value of shares of Stock, and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3	Dividend Equivalents.

(a)     Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. It is noted that paying Dividend Equivalents on exercise of Options or SARs may result in the treatment of the Option or SAR as deferred compensation under IRC 409A.

(b)    Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4    Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5    Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6    Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the

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Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

8.7    Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

8.8    Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

8.9    Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10  Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, a Consultant, or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11  Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12  Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1    Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2    Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall

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not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3    Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4    Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5    Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1  Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2  Award Agreement. Awards under the Plan shall be evidenced by written Award Agreements that shall set forth the terms, conditions, limitations and award type for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3  Limits on Transfer. Except as otherwise provided by the Committee, no right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, during the life of the recipient, such award shall be exercisable only by such person or by such person’s guardian or legal representative.

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10.4	Death of Optionee.

(a)     Options. Notwithstanding Section 10.3, upon the death of the Optionee while either in the Company’s employ or within six months after termination of Optionee’s employment, any rights to the extent exercisable on the date of death may be exercised by the Optionee’s estate, or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Option and one year after the Optionee’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

(b)    Incentive Stock Options. Upon the death of the Optionee while in the Company’s employ or within not more than 90 days after termination of Optionee’s employment, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee’s death.

10.5	Retirement or Disability.

(a)     Options. Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Options to the extent such Options are exercisable during such 36-month period.

(b)    Incentive Stock Options. Upon termination of the Optionee’s employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Incentive Stock Options to the extent such Incentive Stock Options are exercisable during such 36-month period. However, the tax treatment available pursuant to Section 422 of the Code will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability, or (ii) three months after the date of termination of employment due to retirement.

10.6  Termination for Other Reasons. Except as provided herein or except as otherwise determined by the Committee, all Options shall terminate 90 days after the termination of the Optionee’s employment with the Company.

10.7  Leaves of Absence and Performance Targets. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate.

10.8  Newly Eligible Employees. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

10.9  Stock Certificates; Book Entry Procedures. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate(s) for such shares of Common Stock. Upon receipt of such certificate(s), the Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed,

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quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1	Adjustments.

(a)     In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)    In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions:

(i)      To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)     To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(iii)    To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)   To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

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(v)	To provide that the Award cannot vest, be exercised or become payable after such event.

11.2  Outstanding Awards – Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.3  No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1  Committee. Pursuant to Delaware General Corporation Law, Section 141(2), and consistent with the provisions of Section 12.3 below, the Board may appoint a Committee consisting of two or more Non-Employee Directors to administer the Plan, as constituted from time to time.

12.2  Committee Appointee Duration. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise a Non-Employee Director.

12.3  Action by the Board. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code and any other applicable rules and regulations, and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.4  Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.5  Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

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(a)	Designate Participants to receive Awards;
(b)	Determine the type or types of Awards to be granted to each Participant;

(c)     Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(e)     Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g)	Decide all other matters that must be determined in connection with an Award;

(h)    Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)	Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)      Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

12.6  Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.7  Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Committee or the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

12.8    Committee Administration. One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

12.9    Liability. No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, the Plan, or any award thereunder.

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ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1  Effective Date. The Plan is effective as of the date the Plan is approved by a majority of the Board (the “Effective Date”). The Plan, however, shall be subject to approval by the stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws, but, in any event, held no later than 12 months after adoption on the Effective Date.

13.2  Expiration Date. The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1  Amendment, Modification, and Termination. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment or any modification of any Options that would be deemed a re-pricing under applicable rules, in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan, (ii) extend the period during which any Award may be granted or exercised, (iii) amend to the Plan to permit the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iv) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her other rights under an award previously granted to him or her.

14.2  Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

COMPLIANCE WITH SECTION 409A OF THE CODE

15.1  Awards Subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 15, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 15.

15.2	Distributions Under a Section 409A Award.

(a)     Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)	the Participant’s separation from service, as determined by the Secretary of the Treasury;

(ii)     the date the Participant becomes disabled as determined under Section 409A(a)(2)(c) of the Code;

(iii)	the Participant’s death;

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(iv)   a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(v)    to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

(vi)   the occurrence of an unforeseeable emergency (within the meaning of Section 409A(a)(2)(B)(ii)(I) of the Code) with respect to the Participant.

(b)    In the case of a Participant who is a “specified employee,” the requirement of subsection (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of this subsection (b), a Participant shall be a “specified employee” if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

(c)     The requirement of subsection (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d)    For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

15.3  Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

15.4	Elections under Section 409A Awards.

(a)     Any deferral election provided under or with respect to an Award to any Participant with respect to a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i)      In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with 30 days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii)     In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least 12 months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

(b)    In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts

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under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i)      such subsequent election may not take effect until at least 12 months after the date on which the election is made,

(ii)     in the case such subsequent election relates to a distribution or payment not described in Section 15.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii)    in the case such subsequent election relates to a distribution or payment described in Section 15.2(a)(iv), such election may not be made less than 12 months prior to the date of the first scheduled distribution or payment under Section 15.2(a)(iv).

15.5  Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 16

GENERAL PROVISIONS

16.1  No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan by the mere fact that such person is a director, Employee, or consultant of the Company, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

16.2  No Stockholders Rights. The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

16.3  Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

16.4  No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

16.5  Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

16.6	Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of

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the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

16.7  Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

16.8	Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

16.9  Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.10Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

16.11Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

16.12Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.13Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ZEVEX International, Inc. on _______________, 2006.

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I hereby certify that the foregoing Plan was approved by the stockholders of ZEVEX International, Inc. on _______________, 2006.

Executed on this ____ day of _______________, 2006.

Corporate Secretary

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